Scudder
Zero Coupon
2000 Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

For investors who seek as high an investment return over a selected period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Zero Coupon 2000 Fund
--------------------------------------------------------------------------------
Date of Inception: 2/4/86    Total Net Assets as of       Ticker Symbol:  SGZTX
                            12/31/98: $18.76 million
--------------------------------------------------------------------------------

o For its most recent fiscal year ended December 31, 1998, Scudder Zero Coupon 2000 Fund posted a 7.00% total return. As of December 31, 1998, the Fund provided a 30-day net annualized SEC yield of 3.71%.

o Treasury securities benefited from a flight to quality by investors and a series of Federal Reserve easings during the most recent 12-month period.



                                Table of Contents

   3  Letter from the Fund's President    12 Notes to Financial Statements
   4  Performance Update                  15 Report of Independent Accountants
   5  Portfolio Management Discussion     16 Shareholder Meeting Results
   6  Glossary of Investment Terms        20 Officers and Trustees
   7  Investment Portfolio                21 Investment Products and Services
   8  Financial Statements                22 Scudder Solutions
  11  Financial Highlights


                       2 - Scudder Zero Coupon 2000 Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Zero Coupon 2000 Fund's performance over its most recent fiscal year ended December 31, 1998. The Fund posted a 7.00% total return over the period, as short-term Treasury securities benefited from strong investor interest and three Fed easings from September through November 1998.

     In December 1998, shareholders of the Fund approved a plan to merge the assets of Scudder Zero Coupon 2000 Fund into Scudder Short Term Bond Fund. We expect the merger to take place during the first quarter of 1999.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 21 through 23 for more information on Scudder products and services.

     If you have any questions regarding Scudder Zero Coupon 2000 Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund


                       3 - Scudder Zero Coupon 2000 Fund

                   Performance Update as of December 31, 1998

Fund Index Comparisons
-----------------------------------------------

                             Total Return
                         -------------------
   Period      Growth
   Ended          of                  Average
   12/31/98     $10,000   Cumulative   Annual
   --------------------------------------------
   Scudder Zero Coupon 2000 Fund
   --------------------------------------------

   1 Year      $ 10,700       7.00%     7.00%
   5 Year      $ 12,580      25.80%     4.70%
   10 Year     $ 23,849     138.49%     9.08%
   --------------------------------------------
   LB Government/Corporate Bond Index
   --------------------------------------------
   1 Year      $ 10,948       9.48%     9.48%
   5 Year      $ 14,224      42.24%     7.30%
   10 Year     $ 24,405     144.05%     9.33%


Growth of a $10,000 Investment
-----------------------------------------------


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


Yearly periods ended December 31

Scudder Zero Coupon 2000 Fund
Year                Amount
---------------------------
'88                 $10,000
'89                 $12,039
'90                 $12,592
'91                 $15,114
'92                 $16,343
'93                 $18,958
'94                 $17,455
'95                 $20,787
'96                 $20,922
'97                 $22,284
'98                 $23,849

LB Government/Corporate Bond Index
Year                Amount
---------------------------
'88                 $10,000
'89                 $11,424
'90                 $12,369
'91                 $14,361
'92                 $15,449
'93                 $17,157
'94                 $16,555
'95                 $19,742
'96                 $20,311
'97                 $22,293
'98                 $24,405


The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
-----------------------------------------------
THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly Periods Ended December 31


                                      1989     1990     1991    1992     1993     1994     1995    1996     1997     1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 12.61  $ 12.27  $ 13.76  $ 12.55 $ 12.85  $ 10.95  $ 12.38  $ 11.77 $ 11.88  $ 11.56
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .52   $  .83   $  .94   $  .93  $  .83   $  .31   $  .62   $  .68  $  .63   $ 1.13
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $  .03   $  .08   $   --   $ 1.39  $  .89   $  .59   $   --   $   --  $   --   $   --
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                20.39     4.59    20.03     8.13   16.00    -7.92    19.08     0.65    6.53     7.00
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               14.23     8.28    16.12     7.58   11.03    -3.51    19.24     2.90    9.75     9.48
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not capped expenses, the total returns for the Fund would have been lower.

                        4 - Scudder Zero Coupon 2000 Fund

                         Portfolio Management Discussion
Dear Shareholders,

Yields of Treasury securities declined across all maturities and their prices rose during the 12 months ended December 31, 1998, as investors sought the quality and relative safety of government securities during a year of turmoil in the global financial markets. Benefiting from the price appreciation of short-term Treasuries, Scudder Zero Coupon 2000 Fund posted a 7.00% total return over its most recent fiscal year ended December 31. The Fund also provided a 30-day net annualized SEC yield of 3.71% as of December 31.

Over the past twelve months, we have been gradually shortening the duration of the Fund, keeping virtually 100% of the bonds in the Fund's portfolio within two months of the target date. For the same reason, we kept the Fund's duration in a neutral stance in terms of its permissible range: As of December 31, 1998, the Fund's duration was 1.93 years, in the middle of its allowable range of 1 to 3 years. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

                                     Outlook

Shrinking corporate profit margins, a widening trade deficit, pressure on the dollar, and troubles in the emerging markets could dampen U.S. economic growth during the coming months. We do not doubt, however, the power of consumer and investor confidence to overcome adversity, as has been shown throughout the current economic expansion. With the outlook for the U.S. economy uncertain, our outlook for short-term securities is nonetheless positive, as inflation remains low and seems to be declining further.

In December 1998, shareholders of the Fund approved a plan to merge the assets of Scudder Zero Coupon 2000 Fund into Scudder Short Term Bond Fund. We expect the merger to take place during the first quarter of 1999.

Sincerely,

Your Portfolio Management Team

/s/Stephen A. Wohler             /s/Timothy G. Raney

Stephen A. Wohler                Timothy G. Raney




                       5 - Scudder Zero Coupon 2000 Fund

                          Glossary of Investment Terms

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

30-DAY SEC YIELD           The standard yield reference for bond funds since
                           the SEC required all bond funds to quote yields based on a prescribed formula. This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

TREASURIES                 Negotiable debt obligations of the U.S. government,
                           secured by its full faith and credit, and issued at various schedules and maturities.

ZERO COUPON BOND           A bond that makes no periodic interest payments but
                           instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       6 - Scudder Zero Coupon 2000 Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 100.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/2000
  (4.57%*) ..............................................................................     11,799,000            10,841,983
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/2001
  (4.59%*) ..............................................................................      8,750,000             7,945,438
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities (Cost $18,069,199)                                                                 18,787,421
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $18,069,199) (a)                                                         18,787,421
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $18,126,386. At December 31, 1998, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $661,035.

 *  Bond equivalent yield to maturity; not a coupon rate. (Unaudited)

    The accompanying notes are an integral part of the financial statements.


                        7 - Scudder Zero Coupon 2000 Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $18,069,199) ................      $  18,787,421
                 Cash ................................................................             49,026
                 Receivable for Fund shares sold .....................................             81,687
                 Other assets ........................................................                190
                                                                                           ----------------
                 Total assets ........................................................         18,918,324
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ....................................             99,915
                 Other payables and accrued expenses .................................             57,993
                                                                                           ----------------
                 Total liabilities ...................................................            157,908
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  18,760,416
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................              6,151
                 Unrealized appreciation on investments ..............................            718,222
                 Accumulated net realized loss .......................................         (1,159,459)
                 Paid-in capital .....................................................         19,195,502
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  18,760,416
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($18,760,416 / 1,622,443 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                   ----------------
                    authorized) ......................................................             $11.56
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                        8 - Scudder Zero Coupon 2000 Fund

                             Statement of Operations

                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $   1,227,913
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................           117,324
                 Services to shareholders .............................................            72,693
                 Custodian and accounting fees ........................................            43,204
                 Trustees' fees and expenses ..........................................            25,818
                 Auditing .............................................................            30,231
                 Reports to shareholders ..............................................            13,863
                 Registration fees ....................................................            12,533
                 Legal ................................................................            15,899
                 Other ................................................................             2,726
                                                                                           ----------------
                 Total expenses before reductions .....................................           334,291
                 Expense reductions ...................................................          (138,729)
                                                                                           ----------------
                 Expenses, net ........................................................           195,562
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          1,032,351
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ...................................           188,259
                 Net unrealized appreciation on investments during the period .........           115,735
                -------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                              303,994
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   1,336,345
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Zero Coupon 2000 Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                      1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................      $  1,032,351      $  1,172,267
                 Net realized gain (loss) from investments ..................           188,259           161,395
                 Net unrealized appreciation (depreciation) on
                    investments during the period ...........................           115,735             1,997
                                                                                 ----------------  ----------------
                 Net increase in net assets resulting from operations .......         1,336,345         1,335,659
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net investment
                    income ..................................................        (1,777,128)       (1,127,761)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................         6,301,265         3,450,490
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...........................         1,745,734         1,105,633
                 Cost of shares redeemed ....................................        (9,299,772)       (9,750,463)
                                                                                 ----------------  ----------------
                 Net decrease in net assets from Fund share
                    transactions ............................................        (1,252,773)       (5,194,340)
                                                                                 ----------------  ----------------
                 Decrease in net assets .....................................        (1,693,556)       (4,986,442)
                 Net assets at beginning of period ..........................        20,453,972        25,440,414
                 Net assets at end of period (including undistributed
                    net investment income of $6,151 and $734,074,                ----------------  ----------------
                    respectively) ...........................................      $ 18,760,416      $ 20,453,972
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................         1,721,605         2,161,757
                                                                                 ----------------  ----------------
                 Shares sold ................................................           527,342           290,883
                 Shares issued to shareholders in reinvestment of
                    distributions ...........................................           150,939            96,147
                 Shares redeemed ............................................          (777,443)         (827,182)
                                                                                 ----------------  ----------------
                 Net decrease in Fund shares ................................           (99,162)         (440,152)
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ........................         1,622,443         1,721,605
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Zero Coupon 2000 Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                            Years Ended December 31,
                                                                           1998(a)    1997(a)     1996(a)      1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                        ------------------------------------------------------------
Net asset value, beginning of period ................................     $ 11.88     $ 11.77    $ 12.38     $ 10.95     $ 12.85
                                                                        ------------------------------------------------------------
Income from investment operations:
Net investment income ...............................................         .63         .63        .64         .65         .59
Net realized and unrealized gain (loss) on investments ..............         .18         .11       (.57)       1.40       (1.59)
                                                                        ------------------------------------------------------------
Total from investment operations ....................................         .81         .74        .07        2.05       (1.00)
                                                                        ------------------------------------------------------------
Less distributions:
From net investment income ..........................................       (1.13)       (.63)      (.68)       (.62)       (.31)
From net realized gains on investments ..............................          --          --         --          --        (.59)
                                                                        ------------------------------------------------------------
Total distributions .................................................       (1.13)       (.63)      (.68)       (.62)       (.90)
                                                                        ------------------------------------------------------------
                                                                        ------------------------------------------------------------
Net asset value, end of period ......................................     $ 11.56     $ 11.88    $ 11.77     $ 12.38     $ 10.95
                                                                        ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ................................................        7.00        6.53        .65       19.08       (7.92)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................          19          20         25          29          25
Ratio of operating expenses, net to average daily net assets (%) ....        1.00        1.00       1.00        1.00        1.00
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ......................................        1.71        1.76       1.45        1.48        1.47
Ratio of net investment income to average daily net assets (%) ......        5.28        5.44       5.42        5.59        5.23
Portfolio turnover rate (%) .........................................       12.95        5.74       85.2        86.6        89.3

(a) Based on monthly average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.


                       11 - Scudder Zero Coupon 2000 Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with a remaining maturity greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Money market instruments having an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $1,102,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($550,000), December 31, 2003 ($178,000), and December 31, 2004 ($374,000),
the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes.

                       12 - Scudder Zero Coupon 2000 Fund

                      B. Purchases and Sales of Securities

During the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $2,532,886 and $5,715,911, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until April 30, 1999. For the year ended December 31, 1998, the fee pursuant to the Agreement amounted to $117,324, all of which was not imposed.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Agreement with Scudder Kemper Inc. was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $57,732, of which $11,565 was not imposed, and $23,385 is unpaid at December 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by STC aggregated $11,441, of which $2,203 was not imposed, and $5,574 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $37,500, of which $7,637 was not imposed, and $15,625 is unpaid at December 31, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $25,818.

                       13 - Scudder Zero Coupon 2000 Fund

                            D. Plan of Reorganization

On December 15, 1998, the shareholders of the Fund approved a Plan of Reorganization (the "Reorganization") that previously had been approved by the Fund's Board of Trustees. The Reorganization provides for the transfer of substantially all of the assets and all of the identified and stated liabilities of the Fund to Scudder Short Term Bond Fund, another series of the Scudder Funds Trust, in a tax free exchange of shares. Following this exchange, the Fund will be liquidated and abolished as a Series of the Scudder Funds Trust.

As a result of the Reorganization, each shareholder of the Scudder Zero Coupon 2000 Fund will become a shareholder of Scudder Short Term Bond Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of Scudder Short Term Bond Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Scudder Zero Coupon 2000 Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the first quarter of 1999.

                       14 - Scudder Zero Coupon 2000 Fund

                        Report of Independent Accountants

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Zero Coupon 2000 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Zero Coupon 2000 Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 22, 1999


                       15 - Scudder Zero Coupon 2000 Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Zero Coupon 2000 Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve an Agreement and Plan of Reorganization for the Fund.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          885,133            94,132            54,616             31,295

2. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          940,018            67,986            57,172               0


3. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          880,515            83,599            69,767             31,295





--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                       16 - Scudder Zero Coupon 2000 Fund

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                        19 - Scudder Zero Coupon 2000 Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                   *Scudder Kemper Investments, Inc.


                       20 - Scudder Zero Coupon 2000 Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       21 - Scudder Zero Coupon 2000 Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       22 - Scudder Zero Coupon 2000 Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       23 - Scudder Zero Coupon 2000 Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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